SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                          -----------------------

                                  FORM 8-K/A

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


                               MARCH 24, 1998
              Date of Report (Date of earliest event reported)


                         THE COLEMAN COMPANY, INC.
           (Exact name of Registrant as specified in its charter)


      DELAWARE                     1-988                    13-3639257
 (State of Incorporation     (Commission File No.)        (IRS Employer
                                                        Identification No.)

                         2111 E. 37TH STREET NORTH
                           WICHITA, KANSAS 67219
        (Address of principal executive offices, including zip code)


                               (316) 832-2700
            (Registrant's telephone number, including area code)


           The Coleman Company, Inc. (the "Registrant") hereby amends its Current Report on Form 8-K dated March 24, 1998, filed with the Securities and Exchange Commission on April 3, 1998, to include the following pro forma financial information regarding the sale of all of the outstanding shares of capital stock of Coleman Safety & Security Products, Inc. by the Registrant, as required by Item 7(b).


Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.

            (b)   Pro Forma Financial Information

                  The following pro forma financial statements are filed as part of this report:

                  Pro Forma Balance Sheet as of December 31, 1997
                  (unaudited)

                  Pro Forma Statement of Operations for the year ended December 31, 1997 (unaudited)



                                 SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE COLEMAN COMPANY, INC.


                                    By: /s/ David C. Fannin
                                        ____________________________
                                        Name:  David C. Fannin
                                        Title: Executive Vice President,
                                               General Counsel and
                                               Secretary


Date:  April 9, 1998




                         THE COLEMAN COMPANY, INC. AND SUBSIDIARIES
                                   PRO FORMA BALANCE SHEET
                                   AS OF DECEMBER 31, 1997
                                       (In Thousands)
                                         (unaudited)

                                                                                 Pro Forma Adjustments
                                                                    1997         ---------------------          1997
                                                                 Reported            $      Reference         Pro Forma
                                                                 --------           ---     ---------         ---------
ASSETS
Cash and cash equivalents                                       $   13,031        $     --                    $ 13,031
Receivables, net                                                   179,756         (16,335)    (1)             163,421
Inventories                                                        236,327         (17,624)    (1)             218,703
Prepaid expenses and other current assets                           62,582          (1,655)    (1), (2)         60,927
                                                                ----------        --------                    --------
   Total current assets                                            491,696         (35,614)                    456,082

Property, plant and equipment, net                                 175,494         (10,746)    (1)             164,748
Intangible assets related to businesses acquired, net              332,468         (37,874)    (3)             294,594
Deferred tax assets and other                                       42,106             469     (2)              42,575
                                                                ----------        --------                    --------
                                                                $1,041,764        $(83,765)                   $957,999
                                                                ==========        ========                    ========

LIABILITIES AND STOCKHOLDERS' EQUITY
Short-term debt and current portion of long-term debt           $   64,730        $    (80)    (1)            $ 64,650
Other current liabilities                                          188,467          (8,588)    (1)             179,879
                                                                ----------        --------                    --------
   Total current liabilities                                       253,197          (8,668)                    244,529

Long-term debt                                                     477,276         (89,037)    (4)             388,239
Other liabilities                                                   69,586            (422)    (1)              69,164
Minority interest                                                    1,236              --                       1,236

Stockholders' equity                                               240,469          14,362     (5)             254,831
                                                                ----------        --------                    --------
                                                                $1,041,764        $(83,765)                   $957,999
                                                                ==========        ========                    ========


(1)  Coleman Safety & Security assets and liabilities sold.
(2)  Write-off deferred tax assets related to assets and liabilities sold.
(3)  Write-off of goodwill associated with Coleman Safety & Security.
(4)  Apply net cash proceeds to pay down debt.
(5)  After-tax gain from sale of Coleman Safety & Security.



                             THE COLEMAN COMPANY, INC. AND SUBSIDIARIES
                                  PRO FORMA STATEMENT OF OPERATIONS
                                FOR THE YEAR ENDED DECEMBER 31, 1997
                                           (In Thousands)
                                             (unaudited)

                                                                   Pro Forma Adjustments
                                                        1997       ---------------------       1997
                                                      Reported         $     Reference      Pro Forma
                                                      --------        ---    ---------      ---------
Net revenues                                         $1,154,294     $(88,413)   (1)         $1,065,881
Cost of sales                                           840,331      (59,886)   (1)            780,445
                                                     ----------     --------                ----------
  Gross profit                                          313,963      (28,527)                  285,436
Selling, general and administrative expenses            266,283      (19,608)   (1)            246,675
Interest expense, net                                    40,852       (4,396)   (2)             36,456
Amortization of goodwill and deferred charges            11,338         (992)   (1)             10,346
Other expense, net                                        1,867           52    (1)              1,919
                                                     ----------     --------                ----------
(Loss)/income before income taxes
  and minority interest                                  (6,377)      (3,583)                   (9,960)
Income tax (benefit)/expense                             (5,227)      (1,362)   (3)             (6,589)
Minority interest                                         1,386           --                     1,386
                                                     ----------     --------                ----------
Net (loss)/earnings                                  $   (2,536)    $ (2,221)               $   (4,757)
                                                     ==========     ========                ==========

Basic (loss)/earnings per share                          $(0.05)      $(0.04)                   $(0.09)
Diluted (loss)/earnings per share                        $(0.05)      $(0.04)                   $(0.09)


(1) Adjustment to reflect removal of Coleman Safety & Security operating results for 1997.
(2) Adjustment to reflect the pro forma effect of the application of proceeds to reduce debt.
(3) Pro forma adjustment to income taxes based on the incremental tax rate of 38%.